UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Revocation Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]       Preliminary Consent Revocation Statement

[_]       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]       Definitive Consent Statement

[_]       Definitive Additional Materials

[_]       Soliciting Material Under Rule 14a-12

CREATIVE LEARNING CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Consent Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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PRELIMINARY COPY SUBJECT TO COMPLETION

DATED DECEMBER [__], 2019

CONSENT REVOCATION STATEMENT

BY THE BOARD OF DIRECTORS OF

CREATIVE LEARNING CORPORATION

IN OPPOSITION TO

A CONSENT SOLICITATION BY CHRISTOPHER REGO AND ROD WHITON
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE CONSENT REVOCATION CARD TODAY

This Consent Revocation Statement and the enclosed BLUE Consent Revocation Card are furnished by the Board of Directors (the “Board”) of Creative Learning Corporation, a Delaware corporation (the “Company” or “Creative Learning”), to the holders of outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in connection with the Board’s opposition to the solicitation of written stockholder consents (the “Rego Consent Solicitation”) by Christopher Rego and Rod Whiton and certain other individuals (collectively, the “Rego Group”). This Consent Revocation Statement and the enclosed BLUE Consent Revocation Card are first being mailed to stockholders on or about December [__], 2019.

As you may be aware, the Rego Group is attempting to gain control of the Board, and effectively the Company, without paying a control premium by asking you to remove the entire Board and replace those seats with a slate of four nominees handpicked by Messrs. Rego and Whiton. The Rego Group proposes to do this by soliciting your consent to two proposals, each of which is described in this Consent Revocation Statement.

The Board believes, for the reasons specified in this Consent Revocation Statement, that the commencement of the Rego Consent Solicitation is not in the best interests of stockholders and your interests will be served best if your current Board and management continue to pursue the Company’s growth strategy and business plan. Under the current Board’s guidance, the Company is achieving significant progress, including generating operating profits for the six months ended March 31, 2019.

THE BOARD URGES THAT YOU DO NOT SIGN ANY WHITE CONSENT CARD SENT TO YOU BY THE REGO GROUP. THE BOARD URGES YOU TO SIGN, DATE AND DELIVER THE BLUE CONSENT REVOCATION CARD INCLUDED WITH THESE MATERIALS.

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If you have previously signed and returned the Rego Group’s white consent card, you have every right to change your decision and revoke your consent. Whether or not you have signed the white consent card, we urge you to mark the “YES, REVOKE MY CONSENT” boxes on the enclosed BLUE Consent Revocation Card and to promptly sign, date and mail the card in the postage-paid envelope provided. Although submitting a consent revocation will not have any legal effect if you have not previously submitted a consent card, it will help us keep track of the progress of the consent process. Regardless of the number of shares you own, it is important for you to deliver a BLUE Consent Revocation Card. Please act today and have your voice heard regarding the future of your Company.

If your shares are held in “street name,” only your broker, bank or other nominee can exercise your right to revoke a consent with respect to your shares. Please contact your broker, bank or other nominee and instruct it to submit a BLUE Consent Revocation Card on your behalf today.

In accordance with Delaware law and the Company’s Amended and Restated Bylaws (the “Bylaws”) the record date has been set as November 18, 2019 (the “Record Date”) for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Rego Consent Solicitation. Only holders of record as of the close of business on the Record Date may execute, withhold or revoke consents with respect to the Rego Consent Solicitation. As of the Record Date, there were 13,354,261 shares of Common Stock outstanding. Each share as of the Record Date will be entitled to one vote.

If you have any questions about giving your consent revocation or require any assistance, please contact Creative Learning Corporation at the address and telephone number set forth below:

By order of the Board of Directors,

Bart Mitchell

Chief Executive Officer and Director

P.O. Box 4502

Boise, Idaho 83711

revokeconsent@creativelearning.com

(208)-447-8704

December 26, 2019

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CREATIVE LEARNING CORPORATION

P.O. Box 4502

Boise, Idaho 83711

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF CONSENT REVOCATION MATERIALS

The consent revocation materials for the Company’s solicitation of consent revocations, including this Consent Revocation Statement, are available on our website at www.creativelearningcorp.com. Information on our website does not constitute part of the Company’s consent revocation materials.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Consent Revocation Statement includes forward-looking statements within the meaning of federal securities laws, including Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by the use of forward-looking terminology, including the words “believes,” “estimates,” “anticipates,” “expects,” “intends,” “plans,” “may,” “will,” “potential,” “projects,” “predicts,” “continue,” or “should,” or, in each case, their negative or other variations or comparable terminology. There can be no assurance that actual results will not materially differ from expectations. You should read statements that contain these words carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other “forward-looking” information. We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to accurately predict or over which we have no control. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company’s current plans or assessments which are believed to be reasonable as of the date of this Consent Revocation Statement. Factors that may cause actual results, goals, targets or objectives to differ materially from those contemplated, projected, forecasted, estimated, anticipated, planned or budgeted in such forward-looking statements include those listed below as well as those further set forth under the heading “Risk Factors” in the Company’s Annual Report for the fiscal year ended September 30, 2018 on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2019. Such factors include, among other things: (i) the operating and financial results of and our relationships with our franchisees; (ii) actions taken by our franchisees that may harm our business; (iii) incidents that may impair the value of our brand; (iv) our failure to successfully implement our growth strategy; (v) changing economic conditions; (vi) our need for additional financing; (vii) risks associated with our franchisees; (viii) litigation and regulatory issues; and (ix) our failure to comply with current or future laws or regulations. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Consent Revocation Statement. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual future results to differ materially from those projected or contemplated in the forward-looking statements. All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except to the extent required by applicable laws and regulations, we undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Consent Revocation Statement or to reflect the occurrence of unanticipated events.

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DESCRIPTION OF THE REGO CONSENT SOLICITATION

As set forth in its consent solicitation materials filed with the SEC, the Rego Group is soliciting consents in favor of the following proposals:

(1) Remove from the Board without cause Bart Mitchell, Gary Herman, and JoyAnn Kenny-Charlton, and any other person elected or appointed to the Board after November 18, 2019 (other than those elected by the Rego Consent Solicitation) (the “Removal Proposal”); and

(2) Elect the Rego Group’s four nominees, Christopher Rego, Rod Whiton, John Simento, and R. Gary Zell, II (each a “Rego Nominee” and collectively, the “Rego Nominees”), to serve as directors of the Company (or, if any such Rego Nominee is unable or unwilling to serve as a director of the Company, any other person designated as a nominee by the remaining Rego Nominee or Rego Nominees) (the “Election Proposal” and together with the Removal Proposal, the “Rego Consent Proposals”).

A consent in favor of the Rego Consent Proposals would be a consent to remove, without cause, your four Board members and replace those seats, with the Rego Nominees. According to the Rego Group’s consent statement, the effectiveness of the Election Proposal is conditioned, in part, upon the adoption of the Removal Proposal, and the effectiveness of Removal Proposal is not subject to, or conditioned upon, the effectiveness of the Election Proposal. If none of the members of (or appointees to) the Board are removed pursuant to the Removal Proposal, and there are no vacancies to fill, none of the Rego Nominees can be elected pursuant to the Election Proposal.

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REASONS TO REJECT THE REGO CONSENT PROPOSALS

The Board strongly believes that the Rego Group is conducting a distracting and value-destructive consent solicitation campaign at a critical time in the Company’s progress and that the Rego Consent Solicitation is not in the best interests of all stockholders. As outlined below, there are several reasons to reject the Rego Consent Proposals.

The Rego Group is Seeking to Take Control of Creative Learning and Its Interests Are Not Necessarily Aligned with the Interests of the Other Stockholders

•	The Rego Group is seeking to gain control of the Company even though it only owns approximately 6.4% of the Common Stock. The Board believes that control of the Company belongs to all stockholders, rather than to a minority stockholder such as the Rego Group, who does not appear to have a detailed strategic plan for Creative Learning and may have interests different from the best interests of all of the Company’s stockholders.

•	The Rego Group is not bound by a duty to act in the best interests of the Company when selecting its nominees. Although the Board has not been able to vet all the Rego Nominees due to the limited amount of time since receiving its written consent notice, the Board is troubled by the previous conduct of certain Rego Nominees, including Messrs. Rego and Simento’s history of failing to pay franchise fees, as further described the section entitled Background of the Rego Consent Solicitation.

•	Mr. Rego (i) is currently operating franchises in the United Arab Emirates (the “UAE”) in violation of the Company’s Master Franchise Agreement and (ii) has failed to pay fees of in excess of $20,000 that he owes to the Company pursuant to the terms of the Master Franchise Agreement.

•	The Board has concerns regarding the qualifications of the Rego Nominees. Specifically, based on the information provided in the Rego Group’s consent statement, none of the Rego Nominees have prior experience serving on the board of directors of a company, public or private, and none appear to have the necessary financial expertise to qualify as a “Financial Expert,” a requirement to properly administer the audit committee. Furthermore, we believe the Rego Nominees lack the diversity of backgrounds, skills, and gender, to optimize decision making in the boardroom.

•	The Rego Nominees do not appear to meet the qualifications for directors set forth under the Bylaws.

The Board Believes it is in the Best Position to Serve the Interests of ALL of Creative Learning’s Stockholders

•	Under the current Board’s guidance, the Company has made significant progress, including:

o	generating operating profits for Fiscal Year Q1-2019, Q2 2019 and Q3-2019, a remarkable feat given the Company’s prior four years of losses;
o	implementing bi-weekly newsletters to improve communication between the Company and our franchisees;
o	developing an internal franchise management system that can be used to capture data to drive decision making on the corporate level;
o	updating curriculum to incorporate feedback from franchisees;
o	creating an online digital teacher training program to systematize training teachers for our franchisees; and
o	hosting meetups at various locations across the country to provide opportunities for franchisees to connect with each other and members of the Company.

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•	We are eager to build on these successful initiatives and we believe that under the Company’s current leadership significant value will be created for all stockholders. The Board and management are continuing to focus on three key objectives: (i) making the business easier to run for franchise owners, (ii) increasing profitability at both the corporate and franchise level, and (iii) creating a sense of community amongst our network of franchise owners and Company employees. In furtherance of these objectives, the Board and management have been working diligently to, among other things, refresh the website, provide new marketing materials and develop new curriculum.

•	Unfortunately, the Rego Group’s objective of replacing the entire Board, in our view, will result in the loss of valuable institutional knowledge and is likely to derail the ongoing progress and exciting initiatives underway at the Company.

The Board Has Sought to Constructively Engage with Members of the Rego Group

•	To avoid an expensive and disruptive stockholder campaign, the Board has made attempts to reach an agreeable solution with Mr. Whiton, including an offer to appoint Mr. Whiton to the Board.

FOR THE FOREGOING REASONS, THE BOARD STRONGLY BELIEVES THAT THE REGO CONSENT PROPOSALS ARE NOT IN THE BEST INTERESTS OF THE COMPANY’S STOCKHOLDERS.

In addition to the reasons provided above, the Board believes you should reject each proposal for the following reasons.

Proposal 1 (Removal Proposal): We recommend rejection of the Removal Proposal because we believe that Bart Mitchell, Gary Herman, and JoyAnn Kenny-Charlton have a deep understanding of the Company’s business and are committed to maximizing the Company’s value for the benefit of all of its stockholders, not just the members of the Rego Group. Further, the current Board has articulated a strategic plan based on its wide range of expertise and institutional knowledge of the Company, and has been successfully implementing this strategy.

Proposal 2 (Election Proposal): We recommend rejection of the Election Proposal because we do not believe that the election of the Rego Nominees will maximize value for all stockholders. In addition, we are concerned that the Rego Nominees may not possess the necessary skills to serve as stewards of the Company. Specifically, based on the information provided in the Rego Group’s consent statement, none of the Rego Nominees have prior experience serving on the board of directors of a company, public or private, and none appear to have the necessary financial expertise to qualify as a “Financial Expert.”

WE URGE STOCKHOLDERS TO REJECT THE REGO CONSENT SOLICITATION AND REVOKE ANY CONSENT PREVIOUSLY SUBMITTED TODAY.

DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE CONSENT REVOCATION CARD TODAY.

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BACKGROUND OF THE REGO CONSENT SOLICITATION

This section outlines material discussions and contacts the Company has had with the members of the Rego Group.

  Mr. Rego purchased two Bricks 4 Kidz franchise territories in California in 2013.
  On May 29, 2015, Messrs. Rego and Simento entered into a transfer agreement (the ‘Transfer Agreement”) with certain individuals, who were the initial holders of the Master Franchise Agreement for Bricks4Kidz® franchises for the area covering the United Arab Emirates (“UAE Master Franchise Agreement”). Pursuant to the Transfer Agreement, Messrs. Rego and Simento were assigned all of the rights and obligations under the terms of the UAE Master Franchise Agreement subject to the terms of the Transfer Agreement. Specifically, Messrs. Rego and Simento agreed to assume responsibility for all Royalty Payments in return for the right to operate a Bricks4Kidz® Business in the United Arab Emirates pursuant to the UAE Master Franchise Agreement. In accordance with the Transfer Agreement, they were required to pay seven percent (7%) of the gross weekly receipts in royalty fees, with a minimum royalty fee of seven hundred and fifty dollars ($750.00) for each week.
  From July 2015 to May 2017, Mr. Whiton served as the Company’s Interim CEO.
  On April 26, 2018, Mr. Rego contacted then-Chief Executive Officer, Blake Furlow, about providing services to the Company and suggesting that he would like to initiate a tender offer to take the Company private.
  On July 31, 2018, Mr. Rego contacted the Company by email informing the Company that he intended to move forward on his hostile takeover of the Company. In his email, Mr. Rego also asserted his contention that he could not operate his Bricks4Kidz® business in the UAE without certain government licenses, registrations and approvals from various organizations, including the Department of Economic Development and the Knowledge and Human Development Authority. Mr. Rego also asserted that it was BFK Franchise Company, LLC’s (“BFK”) responsibility to obtain the various licenses, registrations and approvals.
  Also, on July 31, 2018, Mr. Furlow advised Mr. Rego that the Board would not be willing to engage in meaningful discussions while the outstanding balance of the franchise fee persisted.
  Despite his claims that he could not operate his Bricks4Kidz® business in the UAE without government approval, it appears Mr. Rego continued to operate his BFK business under the name Bricks 4 Kidz Dubai, as evidenced by several social media posts.
  During the next several months, Mr. Rego continued to operate Bricks 4 Kidz Dubai and continued to make revenue despite his representation that he could not legally operate and despite his failure to pay any royalty fees.
  On November 14, 2018, the Company sent Mr. Rego a notice of Default and Termination.
  On November 20, 2018, Mr. Rego received notice from the Company that he had failed to pay fees in connection with his Bricks4Kidz® franchises and was in violation of UAE Master Franchise Agreement.
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  From January 2019 through May 2019, Mr. Rego continued to refuse to make royalty payments.
  On November 19, 2019, the Rego Group filed its preliminary consent solicitation statement.
  On November 22, 2019, Ms. Kenny-Charlton reached out to Mr. Whiton to discuss potential courses of action to avoid a costly consent solicitation and in the hopes of working constructively with Mr. Whiton.
  On December 4, 2019, the Rego Group filed its first amendment to its consent solicitation statement.
  On December 6, 2019, the Company initiated arbitration against Messrs. Rego and Simento (American Arbitration Association, International Centre for Dispute Resolution, Case No. 01-19-0004-4019). The Company is seeking actual, statutory and punitive damages, as well as injunctive relief, resulting from the two owners’ violation of the UAE Master Franchise Agreement and Transfer Agreement, including failure to pay royalties, unauthorized use of trademarks and operation of competing business. This case is being actively litigated by the Company.
  On December 9, 2019, the Rego Group filed its definitive consent solicitation statement.
  On December 9, 2019, Ms. Kenny-Charlton and Mr. Whiton met and had further discussions regarding the Rego Consent Solicitation.
  On December 12, 2019, Mr. Furlow resigned as a member of the Board and from his position as Chairman of the Board.
  On December 18, 2019 Ms. Kenny-Charlton spoke with Mr. Whiton regarding a proposal to join the Board.
  On December 19, 2019 Mr. Mitchell had a call with Mr. Whiton to discuss the filing of the 10Q for Q3-2019 and the resignation of Mr. Furlow.
  On December 20 and 23, 2019 Ms. Kenny-Charlton and Mr. Mitchell spoke with Mr. Whiton who agreed to join the Board of the Company subject to a Settlement Agreement.
  On December 24, 2019 a Ms. Kenny-Charlton emailed a Settlement Agreement to Mr. Whiton.

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QUESTIONS AND ANSWERS ABOUT THIS CONSENT REVOCATION SOLICITATION

THE BOARD URGES YOU NOT TO SIGN ANY WHITE CONSENT CARD SENT TO YOU BY THE REGO GROUP BUT INSTEAD TO SIGN AND RETURN THE BLUE CONSENT REVOCATION CARD INCLUDED WITH THESE MATERIALS.

Q: WHO IS MAKING THIS SOLICITATION FOR CONSENT REVOCATION?

A: The Board.

Q: WHAT ARE WE ASKING YOU TO DO?

A: You are being asked to revoke any consent that you may have delivered in favor of the two (2) proposals described in the Rego consent solicitation statement and, by doing so, preserve the current composition of the Board, which will continue to act in your best interests.

Q: WHAT IS A CONSENT SOLICITATION?

A: Under Delaware law and our organizational documents, stockholders may act without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be taken, are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Q: WHAT IS THE BOARD’S POSITION WITH RESPECT TO THE REGO CONSENT PROPOSALS?

A: The Board strongly believes that the solicitation being undertaken by the Rego Group is not in the best interests of all of the Company’s stockholders for the reasons described above in Reasons to Reject the Rego Consent Proposals.

Q: WHAT DOES THE BOARD RECOMMEND?

A: The Board unanimously opposes the Rego Consent Solicitation and urges stockholders to reject the solicitation and revoke any consent previously submitted.

Q: IF I HAVE ALREADY DELIVERED A CONSENT, IS IT TOO LATE FOR ME TO CHANGE MY MIND?

A: No. Until the requisite number of duly executed, unrevoked consents are delivered to the Company in accordance with Delaware law and the Company’s organizational documents, the consents will not be effective. At any time prior to the consents becoming effective, you have the right to revoke your consent by delivering a BLUE Consent Revocation Card.

Q: WHEN WILL THE CONSENTS BECOME EFFECTIVE?

A: Under Delaware law, the Rego Consent Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the shares of Common Stock outstanding as of the Record Date are delivered to the Company within 60 days of the earliest-dated consent delivered to the Company. The Rego Group has indicated that it has delivered to the Company a signed written consent on November 18, 2019. Accordingly, the Rego Consent Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the shares of Common Stock outstanding as of the Record Date are delivered to the Company no later than January 17, 2020.

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Q: WHAT IS THE EFFECT OF DELIVERING A BLUE CONSENT REVOCATION CARD?

A: By marking the “YES, REVOKE MY CONSENT” or “ABSTAIN” boxes on the enclosed BLUE Consent Revocation Card and signing, dating and mailing the card in the postage-paid envelope provided, you will revoke any earlier dated consent that you may have delivered to the Rego Group. Even if you have not submitted the Rego Group’s white consent card, we urge you to submit a BLUE Consent Revocation Card as described above. Although submitting a BLUE Consent Revocation Card will not have any legal effect if you have not previously submitted the Rego Group’s white consent card, we urge you to submit a BLUE Consent Revocation Card because it will help us keep track of the consent process.

Q: WHAT SHOULD I DO TO REVOKE MY CONSENT?

A: Mark the “YES, REVOKE MY CONSENT” boxes next to each proposal listed on the enclosed BLUE Consent Revocation Card. Then, sign and date the BLUE Consent Revocation Card and return it TODAY or as soon as possible in the envelope provided. It is important that you sign and date the BLUE Consent Revocation Card.

Q: WHAT HAPPENS IF I DO NOTHING?

A: If you do not send in any consent that the Rego Group may send you and do not return the enclosed BLUE Consent Revocation Card, it will have the effect of your not consenting to the Rego Consent Proposals.

Q: WHAT HAPPENS IF THE REGO CONSENT PROPOSALS PASS?

A: If unrevoked consents representing a majority of Common Stock outstanding as of the Record Date are delivered to us by January 17, 2020, all four of your experienced directors from the Board will be replaced with the Rego Nominees and the Rego Nominees would then control Creative Learning.

Q: WHO IS ENTITLED TO CONSENT, WITHHOLD CONSENT OR REVOKE A PREVIOUSLY GIVEN CONSENT WITH RESPECT TO THE REGO CONSENT PROPOSALS?

A: In accordance with Delaware law and the Bylaws, November 18, 2019 has been set as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Rego Consent Solicitation. Only stockholders of record as of the close of business on the Record Date may execute, withhold or revoke consents with respect to the Rego Consent Proposals.

Q: IF I SUBMIT A BLUE CONSENT REVOCATION CARD REVOKING MY CONSENT, CAN I SUBSEQUENTLY REVOKE SUCH CONSENT REVOCATION?

A: Yes. If you change your mind after submitting a consent revocation on the enclosed BLUE Consent Revocation Card, you can submit a later dated consent to the Rego Group thereafter so long as such consent is submitted during the solicitation period. Delivery of a later dated consent to the Rego Group would have the effect of revoking the earlier dated consent revocation delivered to Creative Learning.

Q: WHO SHOULD I CONTACT IF I HAVE QUESTIONS ABOUT THE SOLICITATION?

A: If you have questions regarding this Consent Revocation Statement or about submitting your BLUE Consent Revocation Card, or otherwise require assistance, please contact the Company at the address and telephone numbers set forth below:

P.O. Box 4502

Boise, Idaho 83711

revokeconsent@creativelearningcorp.com

(208) 447-8704

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THE CONSENT PROCEDURE

Voting Securities and Record Date

In accordance with Delaware law and the Company’s Bylaws, November 18, 2019 has been set as the Record Date for the determination of the Company’s stockholders who are entitled to execute, withhold or revoke consents relating to the Rego Consent Solicitation. As of November 18, 2019, there were 13,354,261 shares of Common Stock outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote.

Only stockholders of record as of the Record Date are eligible to execute, withhold or revoke consents in connection with the Rego Consent Proposals. Persons beneficially owning shares of Common Stock (but not holders of record), such as persons whose ownership of Common Stock is through a broker, bank or financial institution, may wish to contact such broker, bank or financial institution and instruct such person to execute the BLUE Consent Revocation Card on their behalf. Any failure to consent will have the same effect as withholding consent from the Rego Consent Proposals. Any abstention on an executed BLUE Consent Revocation Card will have the same effect as voting against the Rego Consent Proposals and revoking any prior consent to the Rego Consent Proposals.

Effectiveness of Consents

Under Delaware law and the Company’s Bylaws, unless otherwise provided in the Company’s certificate of incorporation, stockholders may act without a meeting, without prior notice and without a vote, if consents in writing setting forth the action to be taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s certificate of incorporation does not prohibit stockholder action by written consent. Under Section 228 of the Delaware General Corporation Law and the Company’s Bylaws, the Rego Consent Proposals will become effective if valid, unrevoked consents signed by the holders of a majority of the shares of Common Stock outstanding as of the Record Date are delivered to the Company in the manner required by Delaware law within 60 days of the earliest dated consent delivered to the Company.

Because the Rego Consent Proposals could become effective before the expiration of the 60-day period, we urge you to act promptly and return the BLUE Consent Revocation Card today.

Effect of BLUE Consent Revocation Card

A stockholder may revoke any previously signed consent by signing, dating and returning to the Company a BLUE Consent Revocation Card. A consent may also be revoked by delivery of a written revocation of your consent to the Rego Group. Stockholders are urged, however, to return all consent revocations to the Company at: revokeconsent@creativelearningcorp.com. The Company requests that if a revocation is instead delivered to the Rego Group, a copy of the revocation also be returned to the Company, Attn: Bart Mitchell, at the address or email set forth above so that the Company will be aware of all revocations. If you return your BLUE Consent Revocation Card by facsimile, please be sure to fax both sides.

When marking boxes on the BLUE Consent Revocation Card, “YES, REVOKE MY CONSENT” and “ABSTAIN” will have the effect of revoking a prior consent.

Unless you specify otherwise, by signing and delivering the BLUE Consent Revocation Card, you will be deemed to have revoked consent to all of the Rego Consent Proposals, except that you will not be treated as having revoked your consent to removal of any director or election of any director whose name is written in the space provided in the BLUE Consent Revocation Card.

Any consent revocation may itself be revoked by marking, signing, dating and delivering a written revocation of your BLUE Consent Revocation Card to the Company or to the Rego Group or by delivering to the Rego Group a subsequently dated white consent card that the Rego Group sent to you.

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The revocation of any previously delivered consent or consent revocation must be signed, have a subsequent date than the previously delivered consent or consent revocation and is not required to state the number of shares held unless you wish to revoke your consent with respect to less than all shares as to which you previously consented, in which case you must state the number of shares to which your revocation relates. In addition, if you have more than one account with respect to which you have delivered a consent, the revocation should identify the relevant account the consent for which is being revoked.

If any shares of Common Stock that you owned on the Record Date were held for you in an account with a stock brokerage firm, bank nominee or other similar “street name” holder, you are not entitled to vote such shares directly, but rather must give instructions to the stock brokerage firm, bank nominee or other “street name” holder to grant or revoke consent for the shares of Common Stock held in your name. Accordingly, you should follow the instructions on the BLUE Consent Revocation Card to vote your shares. Alternatively, you can contact the person responsible for your account and direct him or her to execute the enclosed BLUE Consent Revocation Card on your behalf. You are urged to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to the Company Attn: Bart Mitchell, at the address set forth above so that the Company will be aware of your instructions and can attempt to ensure each instruction is followed.

YOU HAVE THE RIGHT TO REVOKE ANY CONSENT YOU MAY HAVE PREVIOUSLY GIVEN TO THE REGO GROUP. TO DO SO, YOU NEED ONLY SIGN, DATE AND RETURN THE BLUE CONSENT REVOCATION CARD ACCOMPANYING THIS CONSENT REVOCATION STATEMENT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. WHEN MARKING BOXES ON THE BLUE CONSENT CARD, “YES, REVOKE MY CONSENT” AND “ABSTAIN” WILL HAVE THE EFFECT OF REVOKING A PRIOR CONSENT. IF YOU SIGN AND DATE THE CONSENT REVOCATION CARD BUT MAKE NO DIRECTION, YOU WILL BE TREATED AS HAVING REVOKED YOUR CONSENT WITH RESPECT TO THE REGO CONSENT PROPOSALS, EXCEPT THAT YOU WILL NOT BE TREATED AS HAVING REVOKED YOUR CONSENT TO THE REMOVAL OF ANY DIRECTOR, OR THE ELECTION OF ANY DIRECTOR, WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED ON BLUE CONSENT REVOCATION CARD.

If you have any questions about how to complete or submit your BLUE Consent Revocation Card or any other questions, Bart Mitchell will be pleased to assist you. You may call him at (208)-447-8704 or by email at revokeconsent@creativelearning.com.

You should carefully review this Consent Revocation Statement. YOUR TIMELY RESPONSE IS IMPORTANT. You are urged not to sign any white consent cards. Instead, you can reject the solicitation efforts of the Rego Group and revoke your consent by promptly completing, signing, dating and mailing the enclosed BLUE Consent Revocation Card to Mr. Bart Mitchell. If you return your BLUE Consent Revocation Card by email, please be sure to email both sides and contact Mr. Mitchell at: revokeconsent@creativelearning.com to confirm receipt of your email. Please be aware that if you sign a BLUE Consent Revocation Card but do not check any of the boxes on the card, you will be treated as having revoked any prior consent to all of the Rego Consent Proposals, except that you will not be treated as having revoked your consent to removal of any director or election of any director whose name is written in the space provided in the BLUE Consent Revocation Card.

Results of Consent Revocation Statement

The Company will retain an independent inspector of elections in connection with the Rego Consent Solicitation. The Company intends to notify stockholders of the results of the Rego Consent Solicitation by issuing a press release, which it will also file with the SEC as an exhibit to a Current Report on Form 8-K, promptly following the receipt of a final report of the inspector of elections.

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SOLICITATION OF CONSENT REVOCATIONS

Cost and Method

The cost of the solicitation of revocations of consent will be borne by the Company. The Company estimates that the total expenditures relating to the Company’s consent revocation solicitation (other than salaries and wages of officers and employees), but excluding costs of (if any) litigation related to the solicitation, will be approximately $50,000, of which approximately $40,000 has been incurred as of the date hereof. In addition to solicitation by mail, directors and officers of the Company may, without additional compensation, solicit revocations by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication.

The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Company’s consent revocation materials to, and obtaining instructions relating to such materials from, beneficial owners of Common Stock.

Participants in the Solicitation

Under applicable regulations of the SEC, each of Creative Learning’s directors and certain of Creative Learning’s executive officers and other employees may be deemed to be “participants” in this consent revocation solicitation. Please refer to the sections entitled Our Board of Directors and Our Company and the Appendix entitled Supplemental Information Regarding Participants for information about Creative Learning’s directors and executive officers who may be deemed to be participants in the solicitation. Except as described in this Consent Revocation Statement, there are no agreements or understandings between the Company and any such participants relating to employment with the Company or any future transactions.

Other than the persons described above, no general class of employee of the Company will be employed to solicit stockholders in connection with the solicitation. However, in the course of their regular duties, employees may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

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OUR BOARD OF DIRECTORS

WHO WE ARE

Bart Mitchell became a de facto director of the Company in July 2017, formally effectuated in August of 2017. Since September 2019, Mr. Mitchell has served as Chief Executive Officer of the Company. Prior to this, he served as the Chief Operating Officer/Chief Financial Officer of the Company from October 2018 until September 2019. Mr. Mitchell, is a founding member and partner of Greenbrier Academy for Girls (“GBA”), a residential therapeutic boarding school. He served as the Chief Operating Officer and Chief Financial Officer from June 2007 through August 2016, successfully navigating the company through startup and establishing it as a thought leader and premier academy in its highly competitive niche. Prior to his time at GBA, Mr. Mitchell was an officer and managing member of TAS Development, LLC from 2005 until 2007. From 2002 until 2005, he was department director for the Alldredge Academy. Previously, Mr. Mitchell served as a manager for Xlear Inc., from 2000 until 2002. He also is the owner and creator of Escape Game Coeur d’Alene, which provides live interactive adventure games focused on cooperative teamwork to solve puzzles and accomplish tasks to escape a themed game space. Mr. Mitchell holds degrees in philosophy from Brigham Young University and English from Dixie State University. Mr. Mitchell’s experience with both the financial and business operations of GBA, including as Chief Financial Officer and working with a curriculum team to provide flexible, engaging academics, give him unique and valuable insights that will prove to be an asset as a board member for the Company.

Gary Herman became a de facto director of the Company in July 2017, formally effectuated in August of 2017. Mr. Herman has many years of investment experience with a focus on undervalued public companies. Since 2002, Mr. Herman has been a managing member of Galloway Capital Management, LLC, which, through its fund, Strategic Turnaround Equity Partners, LP (Cayman) has focused on investments primarily in undervalued securities. From January 2011 to August 2013, Mr. Herman was a managing member of Abacoa Capital Management, LLC, which, through its fund, Abacoa Capital Master Fund, Ltd. focused on a Global-Macro investment strategy. Since 2005, Mr. Herman has been a registered representative with Arcadia Securities LLC, a FINRA-registered broker-dealer based in New York. From 1997 to 2002, he was an investment banker with Burnham Securities, Inc. From 1993 to 1997, he was a managing partner of Kingshill Group, Inc., a merchant banking and financial firm with offices in New York and Tokyo. Mr. Herman also has franchising experience, having served on the boards of several franchised concepts, including Arthur Treacher’s Fish & Chips, Wall Street Deli Systems, Inc., Shells Seafood Restaurants, Inc., and Miami Subs Corporation where he also served as President from 2007 to 2009. Mr. Herman has a B.S. from the State University of New York at Albany with a major in Political Science and minors in Business and Music. Mr. Herman has served on the boards of public and private companies for many years, including Tumbleweed Holdings, Inc., since 2001. His experience has included board membership, corporate officer, advisory, capital raising and restructuring roles. We believe that these experiences make Mr. Herman well-qualified to serve as a member of the Board.

JoyAnn Kenny-Charlton has served as a director of the Company since July 2015. Ms. Kenny-Charlton is an attorney with Fisher Zucker LLC. Ms. Kenny-Charlton concentrates her practice in commercial transactions, general corporate, and franchise, licensing and distribution law. Ms. Kenny-Charlton is a member of the International Franchise Association and was named a “Legal Eagle” by the Franchise Times for her work in the field of franchise law. Ms. Kenny-Charlton is a graduate of Villanova University School of Law and holds a B.A. from Villanova University. Ms. Kenny-Charlton’s extensive business and legal expertise, particularly with respect to franchises, gives her unique and valuable insights that are an asset to the Board.

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HOW WE ARE SELECTED AND EVALUATED

To ensure that members of the Board have the proper qualifications and experience to discharge their fiduciary and other duties to the Company and to act in the best interests of all of the stockholders of the Company, the following requirements shall be applicable to each person who proposes or has been proposed to serve as a Director of the Company and as a member of the Board:

Directors shall be natural persons having suitable experience in business and financial matters, including one or more of the following qualifications:

(a)	High level of financial literacy;
(b)	Diversity of race, ethnicity, age, gender, professional background, cultural background and/or professional experience;
(c)	Extensive knowledge of the Company’s business or industry;
(d)	Franchise related experience; and
(e)	Risk oversight/management experience.

HOW WE ARE ORGANIZED AND COMPRISED

The Company’s Board has concluded that each of the following directors is independent, as defined in Section 803 of the listing standards of the NYSE MKT: Gary Herman and JoyAnn Kenny-Charlton.

In December 2015, the Company established an Executive Committee which is currently composed of the following board members: Gary Herman and JoyAnn Kenny-Charlton.

The Board has established an Audit Committee which is currently composed of the following board member: Gary Herman.

In December 2015, the Company established a Compensation Committee which is currently composed of the following board members: JoyAnn Kenny-Charlton and Gary Herman.

The following Company directors are considered “financial expert” as that term is defined in the regulations of the SEC: Gary Herman. Mr. Mitchell would be considered a “financial expert” but cannot serve on the Audit Committee because he is an officer of the Company.

The Company has adopted a Code of Ethics applicable to its principal executive, financial and accounting officers and persons performing similar functions, as well as all directors and employees of the Company.

HOW YOU CAN COMMUNICATE WITH US

Our stockholders and other interested parties may send written communications directly to the Board or to specified individual directors, including the Chairman or any other non-management directors, by sending such communications to our corporate headquarters. Such communications will be reviewed by our outside legal counsel and, depending on the content, will be:

•	forwarded to the addressees or distributed at the next scheduled board meeting;

•	if they relate to financial or accounting matters, forwarded to the audit committee or distributed at the next scheduled audit committee meeting;

•	if they relate to executive officer compensation matters, forwarded to the compensation committee or discussed at the next scheduled compensation committee meeting;

17

•	if they relate to the recommendation of the nomination of an individual, forwarded to the full Board or discussed at the next scheduled Board meeting; or

•	if they relate to our operations, forwarded to the appropriate officers of our Company, and the response or other handling of such communications reported to the Board at the next scheduled board meeting.

OUR COMPANY

OUR EXECUTIVE OFFICERS

We set forth below information concerning our executive officers. There are no family relationships between any of our directors and executive officers. None of the organizations identified below with which an officer has previously been employed or associated is a parent, subsidiary or affiliate of the Company. None of our officers have been involved in any legal proceedings during the last ten years that are material to such officer’s ability or integrity. Background information for Mr. Mitchell is provided above in Our Board of Directors — Who We Are.

Name	Position with the Company
Bart Mitchell	Chief Executive Officer
Robert Boyd	Chief Accounting Officer

Robert Boyd, 63 was appointed Chief Accounting Office on October 1, 2019. He started and operated Express Service for 18 years which serviced over 2,000 restaurants, hotels, and health care facilities in five Rocky Mountain States. This involved sales, logistics, financial & operational challenges. After selling his business in 2011 he started and currently operates Benchmark Bookkeeping which works with over 200 businesses in the Northwest U.S. This involves all levels of financial and operational duties with the owners and employees of each business. He owns and leases several warehouses in Boise, Idaho. Mr. Boyd has a degree from Brigham Young University in Business & Finance and teaches Quickbooks Certification courses in the Boise, Idaho area.

Controls and Procedures

We carried out an evaluation regarding the three months ended March 31, 2019 (the “Evaluation Date”), under the supervision and with the participation of our management, including our Chief Operating Officer and Chief Financial Officer of the effectiveness of the design and operation of our disclosure controls and procedures pursuant to Rule 13a-15 under the Exchange Act. Based upon this evaluation, our management concluded that, as of the Evaluation Date, our disclosure controls and procedures were not effective to provide reasonable assurance that information required to be disclosed in the reports that are filed or submitted under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms and that our disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management including our Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

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Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that the Company’s disclosure controls and procedures will detect or uncover every situation involving the failure of persons within the Company to disclose material information otherwise required to be set forth in the Company’s periodic reports.

The Company’s management is also responsible for establishing and maintaining adequate internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. As of the Evaluation Date, no changes in the Company’s internal control over financial reporting occurred that have materially affected or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

EXECUTIVE COMPENSATION

The following identifies the elements of compensation for fiscal years 2018 and 2017 with respect to our “named executive officers,” which term is defined by Item 402 of the SEC’s Regulation S-K to include (i) all individuals serving as our principal executive officer at any time during fiscal year 2018, (ii) our two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at September 30, 2018 and whose total compensation (excluding nonqualified deferred compensation earnings) exceeded $100,000, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to the foregoing item (ii) but for the fact that the individual was not serving as an executive officer of the Company at September 30, 2018.

Based on our compensation for the fiscal year ended September 30, 2018, Blake Furlow and Christian Miller constitute our only “named executive officers” pursuant to Item 402 of Regulation S-K.

The Company does not provide its officers or employees with pension, stock appreciation rights, long-term incentive or other plans. The Company does not have a defined benefit, pension, profit sharing plan but does offer a 401(k) plan.

Summary Compensation Table

The following table shows the compensation paid or accrued to the Company’s named executive officers during the fiscal years ended September 30, 2018 and 2017.

Name and Principal Position	Fiscal Year	Salary (1)	All Other Compensation (2)	Total
Blake Furlow(3)	2018	$ 20,942	$ -	$ 20,942
CEO	2017	$ -	$ -	$ -
Christian Miller (4)	2018	$ 105,479	$ 30,000	$ 135,479
CFO and COO	2017	$ 110,000	$ 17,603	$ 127,603

1)	The dollar value of base salary (cash and non-cash) earned.
2)	Includes option grants made during the year ended September 30, 2017 to Christian Miller and severance pay to Christian Miller during the year ended September 30, 2018.
3)	Blake Furlow became the CEO on August 15, 2018.
4)	Christian Miller became the CFO in July of 2016 and COO in August of 2017 and resigned from both positions on September 15, 2018.

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Outstanding Equity Awards At Fiscal Year-End

The following table shows information regarding outstanding equity awards (consisting of option awards) held by each of the Company’s named executive officers as of September 30, 2018.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Christian Miller	118,793	-0-	$ 0.1840	09/30/22

Director Compensation

None.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of December 5, 2019, information with respect to those persons owning beneficially 5% or more of the Company’s common stock and the number and percentage of outstanding shares owned by each Director and named executive officer and by all current executive officers and directors as a group.

Applicable percentage ownership is based on 13,354,261 shares of common stock outstanding at December 5, 2019. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, restricted stock units (RSUs) or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of December 5, 2019. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each owner has sole voting and investment powers over their shares of common stock, and the address of each owner listed is c/o the Company, P.O. Box 4502, Boise, Idaho 83711.

Name	Shares Owned	Percent of Outstanding Shares
Blake Furlow	2,435,558(1)	20.2%
Michele Cote	1,401,700(2)	11.6%
Rod Whiton	498,501	3.7%
Gary Herman	-	0.0%
Christian Miller	-	0.0%
JoyAnn Kenny-Charlton	-	0.0%
All officers and directors as a group	4,908,935	36.8%

(1)	Based on Amendment No. 6 to the Schedule 13D filed on November 22, 2019. Includes 51,029 shares owned by Mr. Furlow’s wife, which he may be deemed to beneficially own.
(2)	Shares are held of record by Cote Trading Company, LLC, a limited liability company controlled by Ms. Cote.

GENERAL INFORMATION

The Board urges you NOT to return any white consent card solicited from you by the Rego Group. If you have previously returned any such consent card you have every right to revoke your consent. Simply complete, sign, date and mail the enclosed BLUE Consent Revocation Card in the postage-paid envelope provided, whether or not you previously returned the white consent card.

For additional information or assistance, please call Creative Learning’s Chief Executive Officer at (208)- 447-8704, or by email at: revokeconsent@creativelearning.com. The address of the Company is: P.O. Box 4502 Boise, ID 83711.

We appreciate your support and encouragement.

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WE URGE STOCKHOLDERS TO REJECT THE REGO CONSENT SOLICITATION AND REVOKE ANY CONSENT PREVIOUSLY SUBMITTED.

DO NOT DELAY. IN ORDER TO HELP ENSURE THAT THE CURRENT BOARD IS ABLE TO ACT IN YOUR BEST INTERESTS, PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE CONSENT REVOCATION CARD AS PROMPTLY AS POSSIBLE.

Certain Relationships and Related Transactions

During the years ended September 30, 2018 and 2017 and through September 30, 2019, the Company incurred the following related party fees:

On December 29th and 31st, 2017, the Company entered into two separate line of credit agreements in the amount of $50,000 each with two members of the Board. These agreements were intended to provide liquidity in the event the Company needed access to such. The agreements are payable upon demand, have an initial term of 5 years and bear interest at market rates. In connection with such credit agreements, the Company granted an aggregate of 14,286 warrants to two directors of the Company. The fair value of the warrants on the date of grant were $2,000, and the shares vested immediately. The Company expensed $2,000 in connection with the grant during the quarter ended December 31, 2017. As of December 31, 2018, no amounts were outstanding on these lines of credit.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our outstanding common stock to file reports of ownership and changes in ownership of our Common Stock. Based solely upon a review of the copies of such reports furnished to the Company, and on written representations from the reporting persons, the Company believes that all required reports were filed on time with the SEC during fiscal 2018. However, Mr. Furlow and Mr. Herman filed Forms 4 in March 2018 and March 2019, respectively, that should have been filed within two business days of receiving certain shares of Common Stock on December 31, 2017 and December 29, 2017, respectively, in conjunction with the issuance of standby letters of credit.

Transactions in Stock by Insiders

See Appendix A: Supplemental Information Regarding Participants.

Stockholder Proposals for Inclusion in Proxy Materials

A stockholder seeking to have a proposal included in a proxy statement for an Annual Meeting of Stockholders of the Company must comply with Rule 14a-8 under the Exchange Act, which sets forth the requirements for including stockholder proposals in Company-sponsored proxy materials.

Stockholder Proposals and Nomination of Director Candidates Not Intended for Inclusion in Proxy Materials

Pursuant to the Bylaws, notice in writing of a stockholder nomination or stockholder proposal to be considered at an Annual Meeting of Stockholders (whether such nomination or proposal has been or is intended to be included in a proxy statement prepared by the Company or by any stockholder) must be delivered to the attention of the Secretary at the principal place of business of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders or, if there was no Annual Meeting of Stockholders held in the preceding year or if the date of the current year’s Annual Meeting of Stockholders is not within 30 days before or after such anniversary, by the close of business on the 10th day following the day on which public announcement of the date of the current year’s Annual Meeting of Stockholders is first made.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to appraisal rights in connection with the Rego Consent Proposals or this Consent Revocation Statement, and the Company will not independently provide stockholders with any such right.

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Householding of Consent Revocation Statement

In order to reduce printing costs and postage fees, we mail only one copy of the Consent Revocation Statement to any one address, unless we receive contrary instructions from any stockholder at that address (known as “householding”).

We will deliver upon written or oral request a separate copy of the Consent Revocation Statement to any stockholder at a shared address to which a single copy of these materials was delivered. If you are a stockholder of record, you may contact us by writing c/o Robert Boyd at our corporate headquarters located at P.O. Box 4502, Boise, Idaho 83711 or by calling us at (904) 824-3133. If you are a beneficial but not record owner, you can request additional copies, or you can request householding, by notifying your broker, bank, or nominee.

Requests for Certain Documents

You may obtain without charge the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, or any of the other corporate governance documents referred to in this Consent Revocation Statement, by writing to the Company, Attn: Robert Boyd, Creative Learning Corporation, P.O. Box 4502, Boise, Idaho 83711. These materials are also available on the SEC’s website at www.sec.gov or on the Company’s website at https://creativelearningcorp.com.

Other Business

The only matters for which the participants intend to solicit revocations of consents are set forth in this Consent Revocation Statement. However, if consents are solicited by the Rego Group or any other person on any other matter, the participants may determine that it is in the best interests of the Company and its stockholders to solicit revocations of consents with respect to such additional matters.

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CONTACT FOR QUESTIONS AND ASSISTANCE IN REVOKING CONSENT

If you have any questions or require any assistance with revoking consent of your shares, or if you need additional copies of the consent revocation materials, please contact:

By order of the Board of Directors,

Bart Mitchell

Chief Executive Officer and Director

P.O. Box 4502

Boise, Idaho

Bmitchell@creativelearning.com

(208)-447-8704

December 26, 2019

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APPENDIX A: SUPPLEMENTAL INFORMATION REGARDING PARTICIPANTS

The following tables (“Directors” and “Officers and Employees”) set forth the name, principal business address and the present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which their employment is carried on, of our directors, nominees, officers and employees who, under the rules of the SEC, are “participants” in our solicitation of revocations of consent.

Directors

The principal occupations of our directors who are “participants” in our consent revocation are set forth under the section above titled “Our Board of Directors” of this Consent Revocation Statement. The business address of each director is c/o Creative Learning Corporation, P.O. Box 4502, Boise, Idaho 83711. The name and principal occupation of the organization of employment of our directors are as follows:

Name	Occupation
Gary Herman	Managing member of Galloway Capital Management, LLC
JoyAnn Kenny-Charlton	Attorney with Fisher Zucker LLC
Bart Mitchell	Chief Executive Officer of Creative Learning Corporation

Officers and Employees

The positions of our officers and employees who are “participants” in our solicitation are as follows. The business address of each officer and employee is c/o Creative Learning Corporation, P.O. Box 4502, Boise, Idaho 83711.

Name	Position
Bart Mitchell	Chief Executive Officer
Robert Boyd	Chief Accounting Officer

A-1

Except as disclosed in this Consent Revocation Statement, to the Company’s knowledge:

  No Participant owns any securities of Creative Learning of record that such Participant does not own beneficially.
  No Participant has purchased or sold any securities of the Company during the past two years.
  No Participant is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of Creative Learning, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.
  No associate of any Participant owns beneficially, directly or indirectly, any securities of Creative Learning. No Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Creative Learning.
  No Participant, nor any associate of a Participant, is a party to any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which (i) Creative Learning was or is to be a participant, (ii) the amount involved exceeds $120,000 and (iii) any Participant or any related person thereof had or will have a direct or indirect material interest.
  No Participant, nor any associate of a Participant, has any arrangement or understanding with any person (i) with respect to any future employment by Creative Learning or its affiliates or (ii) with respect to any future transactions to which Creative Learning or any of its affiliate will or may be a party.
  No Participant has any substantial interest, direct or indirect, by security holdings or otherwise.

A-2

PRELIMINARY COPY SUBJECT TO COMPLETION

DATED DECEMBER 26, 2019

BLUE CONSENT REVOCATION CARD

CONSENT REVOCATION

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF

CREATIVE LEARNING CORPORATION

The undersigned, a holder of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Creative Learning Corporation (the “Company”), acting with respect to all shares of Common Stock held by the undersigned at the close of business on November 18, 2019, hereby acts as follows concerning the proposals of Christopher Rego and Rod Whiton and certain other individuals (collectively, the “Rego Group”) set forth on reverse side.

YOU MAY REVOKE ANY PREVIOUSLY EXECUTED CONSENT REGARDING THE CONSENT SOLICITATION BY THE REGO GROUP BY SIGNING, DATING AND DELIVERING THIS BLUE CONSENT REVOCATION CARD TO THE COMPANY.

BY CHECKING “YES, REVOKE MY CONSENT” OR “ABSTAIN” AND SIGNING, DATING AND DELIVERING THIS BLUE CONSENT REVOCATION CARD TO CREATIVE LEARNING, YOU WILL BE REVOKING (OR INSTRUCTING YOUR NOMINEE TO REVOKE) ANY PREVIOUSLY EXECUTED WRITTEN CONSENTS WITH RESPECT TO ALL SHARES OF CREATIVE LEARNING COMMON STOCK YOU OWN BENEFICIALLY AND/OR OF RECORD.

BY CHECKING “DO NOT REVOKE MY CONSENT” AND SIGNING, DATING AND DELIVERING THIS BLUE CONSENT REVOCATION CARD TO CREATIVE LEARNING, YOU WILL NOT BE REVOKING (OR INSTRUCTING YOUR NOMINEE TO REVOKE) ANY PREVIOUSLY EXECUTED WRITTEN CONSENTS.

IF THIS BLUE CONSENT REVOCATION CARD IS PROPERLY EXECUTED AND RETURNED BUT NO BOX IS MARKED FOR A PROPOSAL, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”): REVOKE CONSENT TO PROPOSAL 1 AND REVOKE CONSENT TO PROPOSAL 2, EXCEPT (i) WITH RESPECT TO PROPOSAL 1, YOU WILL NOT BE DEEMED TO REVOKE YOUR CONSENT TO THE REMOVAL OF ANY PERSON WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED AND (ii) WITH RESPECT TO PROPOSAL 2, YOU WILL NOT BE DEEMED TO REVOKE YOUR CONSENT TO THE ELECTION OF ANY NOMINEE WHOSE NAME IS WRITTEN IN THE SPACE PROVIDED.

THE BOARD RECOMMENDS STOCKHOLDERS REVOKE ANY PREVIOUSLY EXECUTED CONSENTS BY CHECKING THE “YES, REVOKE MY CONSENT” BOXES IN ALL PROPOSALS BELOW.

(CONTINUED ON REVERSE SIDE)

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Proposal 1 (Removal Proposal): Remove from the Board without cause Bart Mitchell, Gary Herman, and JoyAnn Kenny-Charlton, and any other person elected or appointed to the Board after November 18, 2019 (other than those elected by the consent of the Rego Group).

☐ Yes, Revoke My Consent	☐ Do Not Revoke My Consent	☐ Abstain

Instruction: If you wish to revoke consent to the removal of certain of the persons named in Proposal 1 but not all of them, or if you wish to revoke consent to the removal of the persons named in Proposal 1 but not your consent to the removal of any person nominated, elected or appointed to the Board on or after November 18, 2019, check the “Yes, Revoke My Consent” box above and write (1) the name of each such person you WANT to be removed and/or (2) “Do not revoke consent to removal of future directors,” in the space provided below.

Proposal 2 (Election Proposal): Elect the Rego Group’s nominees, Christopher Rego, Rod Whiton, John Simento, and R. Gary Zell, II, to serve as directors of the Company (or, if any such nominee is unable or unwilling to serve as a director of the Company, any other person designated as a nominee by the remaining Rego Group nominee or nominees).

☐ Yes, Revoke My Consent	☐ Do Not Revoke My Consent	☐ Abstain

Instruction: If you wish to revoke consent to the election of certain of the persons named in Proposal 2 but not all of them, check the “Yes, Revoke My Consent” box above and write the name of each candidate you WANT to be elected in the space provided below.

PLEASE SIGN AND DATE THIS REVOCATION

Date

Signature	Title

Signature (if held jointly)	Title
PLEASE SIGN THIS BLUE CONSENT REVOCATION CARD EXACTLY AS YOUR NAME APPEARS HEREON. IF SIGNING AS ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN OR TRUSTEE, PLEASE GIVE YOUR TITLE AS SUCH. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON. SIGNED REVOCATION CARDS CHECKED “YES, REVOKE MY REQUEST” WILL REVOKE ALL PREVIOUSLY EXECUTED WRITTEN CONSENTS FOR THE NUMBER OF SHARES OWNED BENEFICIALLY AND/OR OF RECORD BY THE ABOVE SIGNED.

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